EXHIBIT 99.1

Release:          July 21, 2020

CP increases dividend by 15 percent, on strength of precision scheduled railroading operating model

Calgary– The Board of Directors of Canadian Pacific Railway Limited (TSX: CP) (NYSE: CP) today declared a quarterly dividend of $0.95 per share on the outstanding Common Shares, an increase of approximately 15 percent to the previous dividend of $0.83 per share.

"This dividend increase illustrates the resiliency of our operating model and our continued dedication to creating value for our shareholders," said CP President and Chief Executive Officer Keith Creel. "As part of our long-term commitment to sustainable, profitable growth, CP has increased its quarterly dividend in five consecutive years. Over that period, we’ve led the industry in dividend growth with a 171 percent increase.”

Today's announcement continues the path toward meeting CP's stated goal of achieving a 25 percent adjusted dividend payout ratio. Since 2014, CP has paid $2.0 billion in dividends and returned $11.2 billion to shareholders.

“This announcement is reflective of the sustained success of our CP family and of our operating model,” Creel said. “Despite the current challenges with COVID-19, we remain committed to delivering for each other, our customers and our shareholders.”

The dividend is payable on October 26, 2020 to holders of record at the close of business on September 25, 2020, and is an “eligible” dividend for purposes of the Income Tax Act (Canada) and any similar provincial/territorial legislation.

Non-GAAP measures
Over the long term, CP targets an adjusted dividend payout ratio of 25.0 percent to 30.0 percent. Adjusted dividend payout ratio is calculated as dividends declared per share divided by adjusted diluted EPS. This ratio is a measure of shareholder return and provides information on the Company's ability to declare dividends on an ongoing basis.

Although CP has provided a target Non-GAAP measure (adjusted dividend payout ratio), management is unable to reconcile, without unreasonable efforts, the target adjusted dividend payout ratio to the most comparable GAAP measure (dividend payout ratio), due to unknown variables and uncertainty related to future results. These unknown variables may include unpredictable transactions of significant value. In past years, CP has recognized significant asset impairment charges, management transition costs related to senior executives and discrete tax items. These or other similar, large unforeseen transactions affect diluted EPS but may be excluded from CP’s adjusted diluted EPS. Additionally, the U.S.-to-Canada dollar exchange rate (FX) is unpredictable and can have a significant impact on CP’s reported results but may be excluded from CP’s adjusted diluted EPS. In particular, CP excludes the FX impact of translating the Company’s debt and lease liabilities, the impact from changes in income tax rates and a provision for uncertain tax item from adjusted diluted EPS. Please see Note on forward-looking information below for further discussion.

Note on forward-looking information
This news release contains certain forward-looking information and forward-looking statements (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, statements concerning expectations, beliefs, plans, goals, objectives, assumptions and statements about possible future events, conditions, and results of operations or performance. Forward-looking information may contain statements with words or headings such as "financial expectations", "key assumptions", "anticipate", "believe", "expect", "plan", "will", "outlook", "should" or similar words suggesting future outcomes. This news release contains forward-looking information relating, but not limited to, statements concerning CP’s long-term target adjusted dividend payout ratio.

The forward-looking information contained in this news release is based on current expectations, estimates, projections and assumptions, having regard to CP's experience and its perception of historical trends, and includes, but is not limited to, expectations, estimates, projections and assumptions relating to: North American and global economic growth; commodity demand growth; sustainable industrial and agricultural production; commodity prices and interest rates; foreign exchange rates; effective tax rates; performance of our assets and equipment; sufficiency of our budgeted capital expenditures in carrying out our business plan; geopolitical conditions, applicable laws, regulations and government policies; the availability and cost of labour, services and infrastructure; the satisfaction by third parties of their obligations to CP; our ability to realize upon business plans; and the continued impact of COVID-19 on CP’s businesses, operating results, cash flows and/or financial condition. Although CP believes the expectations, estimates, projections and assumptions reflected in the forward-looking information presented herein are reasonable as of the date hereof, there can be no assurance that they will prove to be correct. Current conditions, economic and otherwise, render assumptions, although reasonable when made, subject to greater uncertainty.

Undue reliance should not be placed on forward-looking information as actual results may differ materially from those expressed or implied by forward-looking information. By its nature, CP's forward-looking information involves inherent risks and uncertainties that could cause actual results to differ materially from the forward looking information, including, but not limited to, the following factors: changes in business strategies; general North American and global economic, credit and business conditions; risks associated with agricultural production, such as weather conditions and insect populations; the availability and price of energy commodities; the effects of competition and pricing pressures; industry capacity; shifts in market demand; changes in commodity prices; uncertainty surrounding timing and volumes of commodities being shipped via CP; inflation; geopolitical instability; changes in laws, regulations and government policies, including regulation of rates; changes in taxes and tax rates; potential increases in maintenance and operating costs; changes in fuel prices; uncertainties of investigations, proceedings or other types of claims and litigation; labour disputes; risks and liabilities arising from derailments; transportation of dangerous goods; timing of completion of capital and maintenance projects; currency and interest rate fluctuations; effects of changes in market conditions and discount rates on the financial position of pension plans and investments; trade restrictions or other changes to international trade arrangements; climate change; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; and the pandemic created by the outbreak of the novel strain of coronavirus (and the disease known as COVID-19) and resulting effects on economic conditions, the demand environment for logistics requirements and energy prices, restrictions imposed by public health authorities or governments, fiscal and monetary policy responses by governments and financial institutions, and disruptions to global supply chains. The foregoing list of factors is not exhaustive. These and other factors are detailed from time to time in reports filed by CP with securities regulators in Canada and the United States. Reference should be made to "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Statements" in CP's annual and interim reports on Form 10-K and 10-Q.

The forward-looking information contained in this news release is made as of the date hereof. Except as required by law, CP undertakes no obligation to update publicly or otherwise revise any forward-looking information, or the foregoing assumptions and risks affecting such forward-looking information, whether as a result of new information, future events or otherwise.

About Canadian Pacific
Canadian Pacific is a transcontinental railway in Canada and the United States with direct links to major ports on the west and east coasts. CP provides North American customers a competitive rail service with access to key markets in every corner of the globe. CP is growing with its customers, offering a suite of freight transportation services, logistics solutions and supply chain expertise. Visit cpr.ca to see the rail advantages of CP. CP-IR

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